UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 7, 2008
BRIGHTPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)
Indiana

(State or Other Jurisdiction of Incorporation)

0-23494	35-1778566

(Commission File Number)	(IRS Employer Identification No.)

2601 Metropolis Parkway, Suite, 210 Plainfield, Indiana	46168

(Address of Principal Executive Offices)	(Zip Code)
(317) 707-2355

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends item 2.05 of the Current Report on Form 8-K filed by Brightpoint, Inc. (“Brightpoint” or the “Company”) with the United States Securities Exchange Commission on July 7, 2008 (the “Original Form 8-K”) solely to provide updated information regarding the Company’s estimate of the restructuring costs it expects to incur in connection with the realignment of its European operations and to add the estimated range of amounts expected to result in future cash expenditures resulting from the realignment.
This Form 8-K/A (Amendment No. 1) does not amend or modify any of the information set forth in Items 5.02, 7.01, 8.01 and 9.01 of the Original Form 8-K.
ITEM 2.05 Costs Associated with Exit or Disposal Activities.
On June 30, 2008, Brightpoint issued a press release which announced a plan to realign its European operations. The Company expects this plan, when implemented, to result in approximately $25 million to $30 million in annualized spending reductions. The Company currently expects to incur total restructuring costs of approximately $10.0 million to $15.0 million during the third quarter of 2008 including $4.3 million to $5.0 million for severance, $5.0 million to $9.0 million for lease abandonment and $0.7 million to $1.0 million for other restructuring costs as a result of the plan to realign its European operations. All but $1.3 million to $1.6 million of the estimated charges are directly related to the Dangaard Telecom acquisition and thus will impact purchase accounting. All of these estimated restructuring costs are expected to result in future cash expenditures.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Certain information in this Form 8-K/A may contain forward-looking statements regarding future events or the future performance of Brightpoint, including, but not limited to, statements regarding estimated range of amounts expected to result in future cash expenditures. These statements are only predictions and actual events or results may differ materially. Please refer to the documents Brightpoint files, from time to time, with the Securities and Exchange Commission; including, Brightpoint’s most recent Form 10-K and Form 10-Q and Exhibit 99.1, thereto. These documents contain and identify important risk factors that could cause the actual results to differ materially from those contained in or implied by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date these statements were made. Brightpoint undertakes no obligation to update any forward-looking statements contained in this Form 8-K/A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTPOINT, Inc. (Registrant)
By:	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President, Chief Financial Officer and Treasurer

Date: July 31, 2008